Exhibit 99.1

Exhibit 99.1

Investor Presentation

First Quarter 2012

Safe Harbor Statement

Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”, “intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens’ control or are subject to change. No forward–looking statement is a guarantee of future performance and actual results could differ materially.

Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission.

Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

2

Who We Are

Who We Are

219 Branches / 248 ATMs

Company Overview

Established in 1871

57th largest bank holding company in the U.S. ranked by assets

$9.6 billion assets and $7.5 billion deposits

Presence in 3 Upper Midwest states with 219 branches and 248 ATMs

Increased market share in 49% of our counties since 2008

Growing number of new clients at 9% annually

80% of revenue is Michigan based

4

How We Deliver Our Service

Core Banking 86% of revenue

Corporate Banking 10% of revenue

Wealth Management 4% of revenue

Retail consumer

Commercial clients up to $5 million loan size

Treasury Management: 35% of commercial clients use TM services

Public Funds: focus on generating lasting relationships rather than temporary deposits

Preferred SBA Lender: dedicated specialists to fast track process. Expertise in other state and local loan programs.

Mortgage: accommodate and sell

Indirect marine and RV lending

Investment Center: introduce single service CD clients to financial consultants

Asset Based Lending

Corporate

Specialty healthcare focus in assisted living & skilled nursing

Personal Trust

Employee Benefits

Institutional Trust

5

Local Delivery of Service

Local teams focus on delivery of :

Client service

Closing pipeline opportunities

Referring business

Where We’ve Been

Strategically Managed Through Cycle

Acquired Michigan-based bank with heavy real estate concentrations in late 2006 Economic downturn and challenging Michigan economy resulted in elevated credit costs Employed strategies to reduce balance sheet risk Enhanced capital suspended dividend (1Q08)

$200 million common equity raise (3Q08)

$300 million TARP issuance (4Q08)

exchanged sub debt & trust preferred for $200 million of common equity (3Q09)

8

Successful Leaders in Key Roles

Held

Position

Name

Title

Since

Cathy Nash Chief Executive Officer Feb. 09

Lisa McNeely Chief Financial Officer Aug. 10

Mark Widawski Chief Credit Officer Feb. 09

Brian Boike Treasurer Oct. 09

Judi Klawinski Director of Core Banking Oct. 09

Ray Green Director of Corporate Banking May 10

Joe Czopek Controller Oct. 09

Ken Duetsch Director of Wealth Management Aug. 11

Since 2009, focused on clients/revenue while working through credit issues

Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit) provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit write downs and fair-value adjustments) caused by this economic cycle.

Source: SNL Financial MRQ data

Revenue Focus

Problem Asset Resolution Focus

$40 Pre-tax Pre-provision Profit*

$36.2 $37.8 $36.9

$34.7 $34.5

$33.1 $32.8

$32.1 $ 30.7 $31.7

$29.6 $30

$26.6

$20.6 millions) $20 (in $10

$0

1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12

NPAs / Assets %

5% 4% 3% 2% 1% 0%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q112

CRBC Peer Median** Regional Peer Median**

Strengthened franchise value

Eliminated uncertainty around credit

Strategy from 2009 – 2010

2. Grew and maintained reserve levels in recognition of portfolio risk

1. Preserved capital by managing assets

$14,000 $12,982 Total Assets

$12,288 $12,072 $11,932 $11,652

$12,000 $10,834 $10,639

$10,000 $9,966 $9,724 $9,496 $9,600 $9,463 $9,577

millions) $8,000

$6,000

(in

$4,000

$2,000

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

$600 Allowance for Loan Losses Non-Performing Loans

$500

$400

millions) $300

(in $200

$100

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Strategy from 2009 – 2010

4. Carefully managed capital levels to allow execution of problem asset reduction

March 31, Dec. 31, Sept. 30, June 30, March 31,

2012 2011 2011 2011 2011

Leverage ratio 8.71% 8.45% 8.21% 7.83% 7.39%

Tier 1 capital ratio 13.70 13.51 12.81 12.43 11.90

Total capital ratio 14.97 14.84 14.14 13.77 13.24

Tier 1 common equity 7.49 7.24 6.77 6.36 5.93

(non-GAAP)

3. Aggressively and actively worked out of problem assets

$700 6.0%

5.2%	5.1%
5.0%	4.9%

$600 4.4% $601 $606 $591 4.3% 4.1% 5.0%

$500 $549 $551

4.0%

$468

$400 $436 2.8%

millions) 3.0%

$300

(in $280 1.8% 1.5% 1.4% 2.0%

$200

1.1%	1.0%

$175 1.0%

$100 $139 $137

$102 $91

$0 0.0%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Non-Performing Assets NPAs as a % of Total Assets

Where We’re Going

Continue to Provide Top Tier Client Service

Likelihood to Recommend*

88
86
84
82
80
78

Sep 07 Sep 08 Sep 09 Sep 10 Mar 12

Citizens’ Score PPI Industry Average

*	Surveys conducted by Prime Performance ™ 14

Rebuild Loan Portfolio

$10,000 Loan Portfolio Balances

$8,625

$8,302 $8,097

$8,000 $7,788

$7,439

$7,138

millions) $6,888

$6,217

(in

$6,000 $5,704 $5,628 $5,672 $5,530 $5,528

$4,000

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Focused on proven competencies

Business owner lending

Corporate lending – structured finance, ABL, healthcare expertise

Indirect marine and RV

Mitigate Expected Margin Pressure

4.00%	Net Interest Margin (FTE)
3.63%	3.62%
3.53%	3.56% 3.56%
3.50%	3.35% 3.32% 3.42%
3.13%	3.14%

2.99%

3.00%

2.74%	2.75%

2.50%

2.00%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Continue focus on core deposits Reduce single service CD clients

9,000 28% increase in core deposits

8,000 1,059 936 670 528 835 918 775 488

7,000 323 306 261 262 249 224

6,000 3,308 3,220 3,171 2,970 2,862 2,734 2,651 2,664 2,530 2,369 2,187 2,059 1,952 1,809

5,000

millions) 4,000

(in 3,000

2,000 4,263 4,552 4,686 4,891 4,804 4,829 4,796 4,949 4,874 5,017 4,997 5,219 5,194 5,457

1,000

0

Core Deposits Retail CDs Brokered CDs

18,000 Single Service CD Clients

16,000

14,000

12,000

10,000

12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12

Manage liquidity levels to reflect improved credit trends

Fed Funds Sold (average)

700

600

500

400

millions) 300

(in 200

100

0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Reserve Reductions Follow Improved Metrics

5% 4% 3% 2% 1% 0%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q112

CRBC Peer Median* Regional Peer Median*

Reserve model is historical looking; future modeling will continue to reflect significantly improved credit metrics

Ensure reserves reflect reduced portfolio risk and support growth initiatives

Difference of reserves at 2.77% vs. 2% peer median is $42 million

* Source: SNL Financial MRQ data

Report Consistent Profits

Reprice and add new fee income Continue prudent expense

streams to replace lost revenue from management while adding key regulatory changes revenue generating positions

Income (Loss) before Tax*

50	14 20 21

0

-50(35)

-100(49)(69)(68)(85)(57)(69)

-150(103)

millions) -200

(in -250

-300

-350

-400(359)

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

*	Excludes discontinued operations

30,000 Operating Non-Interest Income*

25,000

20,000

thousands)15,000

10,000

(in

5,000

-

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Service charges on deposit accounts ATM network fees & Bankcard fees Other non-interest income*

Operating Non-Interest Expense*

$80

$70

$60

millions) $50

(in $40

$30

$20

$10

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Salaries and Employee Benefits Other Expenses

*	Non-GAAP measure. See Appendix for reconciliation.

Report Consistent Profits

Consistent profitability will allow us to

Resume treasury and trust preferred dividends

Harvest our $300 million deferred tax asset

Rebuild tangible common equity

Examine TARP repayment options

1Q12 Highlights

4th consecutive quarter of consistent profit

Consistent net interest margin at 3.56%

Fee income from core banking services remained solid

Maintained control over operating expenses

Loan growth in focused areas of expertise

7% growth in C&I portfolio

Strong origination and pipeline activity in C&I and Indirect

Credit trends continue to improve

($ in millions) 12/31/11 3/31/12% Change

Delinquent loans $47.7 $40.0—16%

as a % of portfolio 0.86% 0.72% -16%

Non-performing loans $87.4 $75.5 -16%

as a % of portfolio 1.57% 1.37% -13%

Non-performing assets $102.2 $90.6 -11%

as a % of assets 1.08% 0.95% -12%

Net charge offs $32.6 $28.1 -14%

Provision expense $15.0 $8.4 -44%

Solid Core Earnings


Pre-tax Pre-provision Profit*
(in millions)
$40
$30
$20
$10
$0
$26.6
$20.6
$29.6
$33.1
$34.7
$34.5
$36.2
$32.1
$30.7
$32.8
$37.8
$36.9
$31.7
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12


Pre-tax Pre-provision Profit*
(in millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$109.9
$137.5
$138.2
2009
2010
2011


Net Interest Margin (FTE)
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.74%
2.75%
2.99%
3.13%
3.14%
3.35%
3.32%
3.42%
3.53%
3.56%
3.63%
3.62%
3.56%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12


Net Interest Margin (FTE)
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.90%
3.31%
3.58%
2009
2010
2011

21

Efficiency Ratio Trends

Revenue per FTE of $207,200 is in line with peer median of $208,000

Salary & benefits expense per FTE of $62,500 is better than peer median of $72,200

Peer Data Source: SNL Financial

85% Quarterly Efficiency Ratio

80% 79.23%

76.84%

75%

70.16%	70.89% 70.40%

70% 68.39% 68.22%

67.09%

65.20%

65% 64.19% 63.85%

61.39%

59.89%

60%

55%

50%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

80% Annual Efficiency Ratio

75% 74.21%

70%

67.73%

65% 63.05%

60%

55%

50%

2009 2010 2011

Organically Growing Strong Capital Position

16%

14%

12%

10%

8%

Accelerated

6% resolution

of over

4% $920 million

of problem

2% assets

0%

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Total Capital Tier 1 Capital Tier 1 Common (non-GAAP)

Focused on prudently growing in areas of expertise

Business owner lending

Corporate lending – structured finance, asset-based lending, healthcare

Indirect marine and RV

Rebuilding Loan Portfolio

Loan Production

$800

$700

$600

millions) $500

(in $400

$300

$200

$100

$0

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Commercial Consumer

Positioned for Growth

Successfully managed through credit cycle with a strategic focus on revenue generation and problem asset resolutions

Strategically focused into 2012 to

Continue providing top tier client service

Rebuild loan portfolio

Mitigate expected margin pressure

Evaluate reserve levels

Report consistent profitability

Appendix

Upper Midwest Franchise

Number Total

of Deposits% of% Market

MSA Rank Branches($000) Franchise Share

Michigan:

Flint, MI 1 20 1,529,744 20.4 40.48

Detroit-Warren-Livonia, MI 11 31 1,154,717 15.4 1.28

Saginaw-Saginaw Township North, 1 15 589,977 7.9 29.97

Lansing-East Lansing, MI 3 14 521,070 6.9 10.42

Jackson, MI 2 8 373,118 5.0 24.57

Bay City, MI 3 5 212,226 2.8 20.34

Ann Arbor, MI 11 6 208,963 2.8 3.37

Cadillac, MI 1 7 188,460 2.5 35.99

Owosso, MI 3 6 135,722 1.8 20.54

Sturgis, MI 3 4 107,782 1.4 15.76

Alpena, MI 1 2 94,514 1.3 27.74

Houghton, MI 3 3 87,682 1.2 13.87

Total Michigan 8 155 6,024,966 80.3 3.82

Non-Michigan:

Cleveland-Elyria-Mentor, OH 17 12 321,077 4.3 0.64

Green Bay, WI 9 9 218,449 2.9 3.29

Appleton, WI 11 6 159,161 2.1 4.10

Stevens Point, WI 5 2 92,474 1.2 7.83

Platteville, WI 8 4 74,056 1.0 6.32

Total Non-Michigan 60 1,480,553 19.7

Source: SNL Financial as of 6/30/11

Continued Stabilization and Diversification in Michigan’s Economy

Source: U.S. Bureau of Labor Statistics

Michigan Nonfarm Employment

(seasonally adjusted)

Michigan Employment by Industry

March 2012 March 2002

$000s% $000s%

Trade, Transportation, and Utilities 634.7 16.1% 738.8 16.7%

Government 628.7 16.0% 709.2 16.0%

Professional Services 560.1 14.2% 582.3 13.1%

Health Care 547.6 13.9% 465.9 10.5%

Other Manufacturing 381.6 9.7% 487.3 11.0%

Leisure and Hospitality 358.1 9.1% 375.6 8.5%

Motor Vehicle 209.6 5.3% 362.9 8.2%

Financial Activities 193.3 4.9% 210.7 4.7%

Other Services 168.3 4.3% 177.4 4.0%

Construction 105.5 2.7% 180.6 4.1%

Education Services 83.4 2.1% 65.1 1.5%

Information 53.0 1.3% 72.2 1.6%

Mining and Logging 6.8 0.2% 8.1 0.2%

Total Nonfarm 3,930.7 4,436.1

Total Manufacturing 591.2 15.0% 850.2 19.2%

Continued Stabilization and Diversification in Michigan’s Economy

Unemployment Trends

Freddie Mac House Price Index

Source: U.S. Bureau of Labor Statistics and Freddie Mac

Core Earnings Strength

Pre-Tax Pre-Provision Profit (non-GAAP)

(in millions) 2Q11 3Q11 4Q11 1Q12

Income(loss) from continuing operations $24.2 $32.9 $18.2 $24.9

Income tax (benefit) provision(10.3)(12.6) 2.5 -

Provision for loan losses 17.6 17.5 15.0 8.4

Investment securities (gains) losses 1.0(0.0)(0.0) -

Net losses (gains) on LHFS(1.2)(2.0) 0.2(0.9)

(Gains) losses on ORE 1.4 1.2 1.1(0.4)

Fair-value adjustment on BOLI 0.0 0.4(0.1)(0.2)

Fair-value adjustment on swaps 0.1 0.3(0.0)(0.1)

Pre-Tax Pre-Provision Profit (1) $32.8 $37.8 $36.9 $31.7

Last 12 Months $139.1

(1) Non-GAAP measure, as defined by management, represents total revenue (total net interest income and non-interest income)

excluding any securities gains/losses, fair value adjustments on loans held for sale, interest rate swaps, and bank owned life adjustmentsinsurance,andless special non-interest assessments. expense excluding any goodwill impairment charges, credit write downs, fair value 30

Core Earnings Strength

Pre-Tax Pre-Provision Profit (non-GAAP)

(in millions) 2009 2010 2011

Income (loss) from continuing operations($505.7)($289.1) $6.7

Income tax (benefit) provision(29.6) 12.9(20.2)

Provision for loan losses 323.8 392.9 138.8

Goodwill impairment charge 256.3—-

Net loss on debt extinguishment 15.9—-

Investment securities (gains) losses(0.0)(13.9) 1.3

FDIC special assessment 5.4—-

Net losses (gains) on LHFS 20.1 20.6(1.8)

Losses on ORE 23.3 13.4 12.8

Fair-value adjustment on BOLI(0.1)(0.1) 0.2

Fair-value adjustment on swaps 0.6 0.8 0.4

Pre-Tax Pre-Provision Profit (1) $109.9 $137.5 $138.2

(1) Non-GAAP measure, as defined by management, represents total revenue (total net interest income and non-interest income)

excluding any securities gains/losses, fair value adjustments on loans held for sale, interest rate swaps, and bank owned life adjustments insurance, and less special non-interest assessments. expense excluding any goodwill impairment charges, credit write downs, fair value 31

Quarterly Non-Interest Income Trends

(in thousands) 1Q 11 2Q 11 3Q 11 4Q 11 1Q12

Service charges on deposit accounts $9,429 $9,753 $10,362 $9,724 $8,985

Trust fees 3,923 3,811 3,622 3,747 3,602

Mortgage and other loan income 2,942 1,883 2,089 2,705 1,858

Brokerage and investment fees 1,108 1,533 1,188 1,243 1,324

ATM network user fees 1,755 1,926 1,993 1,837 1,808

Bankcard fees 2,238 2,468 2,482 2,468 2,457

Net (losses) gains on loans held for sale(1,106) 1,179 1,952(217) 916

Investment securities gains (losses)(383)(993) 3 38 -

Other income 3,237 1,765 736 2,818 3,290

Total Non-Interest Income (GAAP) $23,143 $23,325 $24,427 $24,363 $24,240

Investment securities gains (losses) $383 $993 $(3) $(38) $ -

Net (losses) gains on loans held for sale 1,106(1,179)(1,952) 217(916)

Fair value adjustment on BOLI(100) 48 385(100)(205)

Fair value adjustment on swaps 114 77 268(46)(61)

Operating Non-interest Income $24,646 $23,264 $23,125 $24,396 $23,058

(Non-GAAP)

Annual Non-Interest Income Trends

(in thousands) 2009 2010 2011

Service charges on deposit accounts $42,116 $40,336 $39,268

Trust fees 14,784 15,603 15,103

Mortgage and other loan income 12,393 10,486 9,620

Brokerage and investment fees 5,194 4,579 5,072

ATM network user fees 6,283 7,057 7,511

Bankcard fees 7,714 8,859 9,656

Net (losses) gains on loans held for sale(20,086)(20,617) 1,808

Net loss on debt extinguishment(15,929)—-

Investment securities gains (losses) 5 13,896(1,336)

Other income 10,659 14,460 8,555

Total Non-Interest Income (GAAP) $63,133 $94,659 $95,257

Net loss on debt extinguishment $15,929 $—$ -

Investment securities gains (losses)(5)(13,896) 1,336

Net (losses) gains on loans held for sale 20,086 20,617(1,808)

Fair value adjustment on BOLI(144)(67) 233

Fair value adjustment on swaps 606 782 413

Operating Non-interest Income $99,605 $102,095 $95,431

(Non-GAAP)

Quarterly Non-Interest Expense Trends

(in thousands) 1Q 11 2Q 11 3Q 11 4Q 11 1Q12

Salaries and employee benefits $31,018 $31,265 $30,280 $30,952 $33,298

Occupancy 7,562 6,047 6,125 6,326 6,696

Professional services 2,219 2,407 2,394 2,311 2,023

Equipment 3,052 2,841 2,918 3,326 3,303

Data processing services 4,352 4,247 3,823 3,709 4,048

Advertising and public relations 569 1,802 2,179 1,298 1,335

Postage and delivery 1,116 1,120 1,142 1,165 1,099

Other loan expenses 5,255 3,314 3,941 3,497 3,186

Losses on other real estate (ORE) 9,122 1,355 1,210 1,081(385)

ORE expenses 1,768 1,029 529 995 450

Intangible asset amortization 828 778 732 688 578

Other expense 14,795 13,239 10,138 11,292 11,470

Total Non-Interest Expense (GAAP) $81,656 $69,444 $65,411 $66,640 $67,101

Losses (gains) on ORE 9,122 1,355 1,210 1,081(385)

Operating Non-Interest Expense $72,534 $68,089 $64,201 $65,559 $67,486

(Non-GAAP)

Annual Non-Interest Expense Trends

(in thousands) 2009 2010 2011

Salaries and employee benefits $135,389 $126,384 $123,514

Occupancy 26,723 26,963 26,059

Professional services 11,877 10,550 9,331

Equipment 11,714 12,482 12,136

Data processing services 17,692 18,734 16,131

Advertising and public relations 7,113 6,530 5,848

Postage and delivery 5,525 4,571 4,543

Other loan expenses 24,553 20,311 16,007

Losses on other real estate (ORE) 23,312 13,438 12,768

ORE expenses 4,389 4,970 4,322

Intangible asset amortization 7,036 3,923 3,027

Goodwill impairment 256,272—-

Other expense 53,544 58,231 49,464

Total Non-Interest Expense (GAAP) $585,139 $307,087 $283,150

Goodwill impairment $ 256,272 $—$ -

FDIC Special Assessment 5,351—-

Fair-value adjustment on ORE 23,312 13,438 12,768

Operating Non-Interest Expense $300,204 $293,649 $270,382

(Non-GAAP)

Effective Management of Securities Portfolio Provides Source of Liquidity

Investment Portfolio at March 31, 2012

($ in millions)

Book Market TEY* Duration

Type Value Value(%)(years)

MBS Agency $ 965 $ 1,005 3.07% 3.65

CMO—Agency 289 296 3.00% 3.00

CMO—Non-agency 74 73 3.56% 5.33

Municipals 112 118 6.25% 2.86

Total Available for Sale $ 1,440 $ 1,492 3.33% 3.55

MBS Agency $ 934 $ 967 3.12% 3.38

CMO—Agency 337 344 2.37% 4.27

Municipals 103 111 5.95% 3.27

Total Held to Maturity $ 1,374 $ 1,422 3.15% 3.59

Total Investment Securities $ 2,814 $ 2,914 3.24% 3.57

Over $2.2 billion in unpledged securities

No OTTI concerns

Over 70% of portfolio are GNMA securities purchased over the last 2 – 3 years

*	Taxable equivalent yield, except for Municipal yields which are before tax effect

($ in millions)

Market% of

Credit Rating Value Total

Gov’t & Agency $ 2,613 89.6%

AAA 27 0.9%

AA 153 5.3%

A 47 1.6%

BAA1, BAA2 & BAA3 53 1.8%

BA1 & Lower 1 -

Non-rated 20 0.7%

Total $ 2,914 100.0%

Maintaining Strong Capital Levels

($ in millions) 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12

Tier 1 capital $ 980 $ 952 $ 886 $ 777 $ 706 $ 727 $ 758 $ 773 $ 795

Qualifying LLR 104 96 92 83 76 74 75 73 74

Qualifying capital securities 7 7 7 7 3 3 3 3 -

Total risk-based capital $ 1,091 $ 1,055 $ 985 $ 867 $ 785 $ 805 $ 836 $ 850 $ 869

Tier 1 capital $ 980 $ 952 $ 886 $ 777 $ 706 $ 727 $ 758 $ 773 $ 795

Qualifying capital securities(74)(74)(74)(74)(74)(74)(74)(74)(74)

Preferred stock(274)(275)(277)(278)(280)(282)(283)(285)(287)

Tier 1 common equity $ 632 $ 603 $ 535 $ 425 $ 352 $ 371 $ 401 $ 415 $ 435

Total Capital Ratio 13.49% 14.17% 13.80% 13.51% 13.24% 13.77% 14.14% 14.84% 14.97%

Tier 1 Capital Ratio 12.12% 12.79% 12.41% 12.11% 11.90% 12.43% 12.81% 13.51% 13.70%

Tier 1 Leverage Ratio 8.47% 8.72% 8.50% 7.71% 7.39% 7.83% 8.21% 8.45% 8.71%

Tier 1 Common Ratio * 7.82% 8.10% 7.50% 6.62% 5.93% 6.36% 6.77% 7.24% 7.49%

TCE to TA * 5.54% 5.83% 5.34% 4.20% 3.59% 4.05% 4.31% 4.47% 4.68%

*	Non-GAAP

TCE—tangible common equity

TA—tangible assets

# Non-GAAP Common Equity Ratios

| ($ in thousands) | 4Q 10 | 1Q11 | 2Q11 | 3Q11 | 4Q11 | 1Q12 |
|---|---|---|---|---|---|---|
| Total assets | $9,966 | $9,724 | $9,496 | $9,600 | $9,463 | $9,577 |
| Goodwill | (318) | (318) | (318) | (318) | (318) | (318) |
| Other intangible assets | (11) | (10) | (9) | (8) | (7) | (7) |
| Tangible assets | $9,637 | $9,396 | $9,169 | $9,274 | $9,137 | $9,252 |
| Total shareholders' equity | $1,012 | $945 | $980 | $1,009 | $1,020 | $1,045 |
| Goodwill | (318) | (318) | (318) | (318) | (318) | (318) |
| Other intangible assets | (11) | (10) | (9) | (8) | (7) | (7) |
| Tangible equity | $683 | $618 | $653 | $683 | $694 | $720 |
| Preferred stock | (278) | (280) | (282) | (283) | (285) | (287) |
| Tangible common equity | $405 | $338 | $371 | $400 | $409 | $433 |
| Total shareholders' equity | $1,012 | $945 | $980 | $1,009 | $1,020 | $1,045 |
| Qualifying capital securities | 74 | 74 | 74 | 74 | 74 | 74 |
| Goodwill | (318) | (318) | (318) | (318) | (318) | (318) |
| Accumulated other comprehensive income | 20 | 14 | 1 | 1 | 6 | 2 |
| Other assets [(1)] | (11) | (10) | (9) | (8) | (7) | (7) |
| Total Tier 1 capital (regulatory) | $777 | $706 | $728 | $758 | $773 | $795 |
| Qualifying capital securities | (74) | (74) | (74) | (74) | (74) | (74) |
| Preferred stock | (278) | (280) | (282) | (283) | (285) | (287) |
| Total Tier 1 common equity (non-GAAP) | $425 | $352 | $372 | $401 | $415 | $435 |
| Net risk-weighted assets (regulatory) [(1)] | $6,417 | $5,930 | $5,850 | $5,913 | $5,723 | $5,800 |
| Tangible common equity to tangilbe assets ratio | 4.20% | 3.59% | 4.05% | 4.31% | 4.47% | 4.68% |
| Tier 1 common equity ratio (non-GAAP) | 6.62% | 5.93% | 6.36% | 6.77% | 7.24% | 7.49% |

[(1)] Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

38

Proactive Credit Management

($ in millions) Portfolio Balances

$10,000

$8,000

$6,000

$4,000

$2,000

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

30-89 Day Past Due

$250

$200

$150

$100

$50

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Non-Performing Loans

$550

$500

$450

$400

$350

$300

$250

$200

$150

$100

$50

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Net Charge-Offs

$180

$160

$140

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

C&I owner occupied income producing, landhold, land Dev & Const Residential Mtg consumer

Commercial & Industrial Portfolio

($ in millions) Portfolio Balances

$3,000

$2,500

$2,000

$1,500

$1,000

$500

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

30-89 Day Past Due

$60

$50

$40

$30

$20

$10

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Non-Performing Loans

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Net Charge-Offs

$35

$30

$25

$20

$15

$10

$5

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

C&I Small Business

Commercial Portfolio Size Characteristics

Loan size category: < $5 million $5—$10 million > $10 million Total

Total Commercial Portfolio

Total (millions) $ 1,966 $ 618 $ 560 $ 3,144

# of loans 7,172 88 37 7,297

Average loan size $274,000 $7,018,000 $15,139,000 $431,000

Delinquencies

Total (millions) $ 10 $—$—$ 10

# of loans 50—- 50

Average loan size $193,000 $—$—$193,000

Nonperforming Loans

Total (millions) $ 54 $—$—$ 54

# of loans 219—- 219

Average loan size $248,000 $—$—$248,000

Commercial Real Estate Portfolio

Owner Occupied Income Producing Land Hold, Land Development & Construction

($ in millions) Portfolio Balances

$3,200

$2,800

$2,400

$2,000

$1,600

$1,200

$800

$400

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

30-89 Day Past Due

$140

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Non-Performing Loans

$320

$280

$240

$200

$160

$120

$80

$40

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Net Charge-Offs

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Commercial Real Estate Portfolio

By Region

By Collateral

5% 6%

33% 17%

39%

14% 21% 1% 2% 2% 4%

8%

19%

14%

15%

Retail

Medical

Warehouse/ Industrial Office

Multi-Family Hotel Mixed Use Gas Station/ C.Store Residential Other (<1%)

South east michigan

Greater Michigan

Ohio

Wisconsin

Other

Consumer Portfolio

($ in millions) Portfolio Balances

$3,500

$3,000

$2,500

$2,000

$1,500

$1,000

$500

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

30-89 Day Past Due *

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Non-Performing Loans *

$160

$140

$120

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Net Charge-Offs *

$100

$80

$60

$40

$20

$0

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Indirect Other Direct Home Equity Residential Mortgage

*	Other direct included with Home Equity

Consumer Portfolio Profiles

Residential Mortgage Portfolio

$166,000 average loan size

721 refreshed FICO score

65% average original LTV

Seasoned portfolio – 53% originated 2004 or earlier

Foreclosures are handled by PHH; Michigan does not follow a judicial foreclosure process

Ohio

6%

Michigan

Wisconsin

84%

4%

Other

6%

Consumer Portfolio

Strong refreshed FICO scores

739 Home Equity

738 Indirect

723 Other Direct

43% of home equity is first lien position

Indirect NPLs have been less than $2.6 million, or 0.33% of total, throughout the cycle

Home Equity

$36,400 avg

loan size

Indirect (1)

$23,300 avg

loan size

Other

Direct

$19,000 avg

loan size

(1) Indirect loans are RV and marine only (no auto)

Non-Performing Loans

$75.5 million or 1.37% of portfolio

($ in millions)

Commercial Loan loss reserve = $153.0

Real Estate

$39.6 million

52.5%

Allowance for loan losses to NPLs = 202.6%

Residential Commercial Mortgage

$14.6

$11.1

19.4%

Direct 14.7% Consumer $8.9

11.8%

Loans 90+ Accruing

Indirect $0.2 Consumer 0.2% $1.0 1.4%

Aggressive Non-Performing Asset Management

Quarterly Non-Performing Asset Activity

(in millions) 2Q11 3Q11 4Q11 1Q12

Beginning NPAs $175.2 $139.4 $136.9 $102.2

Commercial:

Additions 24.4 23.9 13.3 14.0

Payments(15.2)(11.0)(8.0)(11.7)

Returned to accruing status(3.5)(0.3) - -

Charge-Offs/ OREO writedown(19.6)(6.3)(12.7)(10.3)

Consumer-net change(21.9)(8.8)(27.3)(3.6)

Ending NPAs $139.4 $136.9 $102.2 $90.6

# Peer Groups

CITIZENS REPUBLIC BANCORP

| Regional Peers | | | |
|---|---|---|---|
| **Company Name** | **Ticker** | **Company Name** | **Ticker** |
| Associated Banc-Corp | ASBC | Huntington Bancshares Incorporated | HBAN |
| Comerica Incorporated | CMA | KeyCorp | KEY |
| Commerce Bancshares, Inc. | CBSH | MB Financial, Inc. | MBFI |
| Fifth Third Bancorp | FITB | Old National Bancorp | ONB |
| First Midwest Bancorp, Inc. | FMBI | PNC Financial Services Group, Inc. | PNC |
| FirstMerit Corporation | FMER | TCF Financial Corporation | TCB |
| Flagstar Bancorp, Inc. | FBC | Wintrust Financial Corporation | WTFC |

| Selected Peers | | | |
|---|---|---|---|
| **Company Name** | **Ticker** | **Company Name** | **Ticker** |
| Associated Banc-Corp | ASBC | MB Financial, Inc. | MBFI |
| BancorpSouth, Inc. | BXS | National Penn Bancshares, Inc. | NPBC |
| Chemical Financial Corporation | CHFC | Old National Bancorp | ONB |
| Commerce Bancshares, Inc. | CBSH | Park National Corporation | PRK |
| Cullen/Frost Bankers, Inc. | CFR | Sterling Financial Corporation | STSA |
| F.N.B. Corporation | FNB | Susquehanna Bancshares, Inc. | SUSQ |
| First Citizens BancShares, Inc. | FCNCA | TFS Financial Corporation (MHC) | TFSL |
| First Midwest Bancorp, Inc. | FMBI | Trustmark Corporation | TRMK |
| FirstMerit Corporation | FMER | UMB Financial Corporation | UMBF |
| Flagstar Bancorp, Inc. | FBC | Valley National Bancorp | VLY |
| Fulton Financial Corporation | FULT | Wintrust Financial Corporation | WTFC |

48

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